Exhibit 99.1

                          C-BASS Series 2004-CB4 Trust


            Mortgage Loan Asset-Backed Certificates, Series 2004-CB4

           $376,573,000 (Approximate Total Offered Certificates Size)

                               Subject to Revision


                     June 21, 2004 - Computational Materials


Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.



The analysis in this report is based on collateral information provided by C-BASS (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



JPMORGAN

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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
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                                               [GRAPHIC OMITTED] C-BASS(SM)
                                              CREDIT BASED ASSET SERVICING
                                                  AND SECURITIZATION LLC

                                      C-BASS Mortgage Loan Asset-Backed Certificates,
                                                      Series 2004-CB4
----------------------------------------------------------------------------------------------------------------------------------

                                   Approximate Total Offered Certificates: $376,573,000
                                     Credit-Based Asset Servicing and Securitization LLC
                                                          Seller
                                                 Litton Loan Servicing LP
                                                         Servicer
                                                JP Morgan Acceptance Corp I
                                                         Depositor
----------------------------------------------------------------------------------------------------------------------------------


     Tranche              Amount(1)        Int. Type/Class         Coupons            Ratings (S&P/Moody's)        WAL (Call/Mat)
-----------------------------------------------------------------------------------------------------------------------------------
                                                   OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1               $165,800,000       Floating/Senior          [ ]%(2)                   AAA/Aaa                  1.00/1.00
Class A-2                $20,700,000         Fixed/Senior           [ ]%(2)                   AAA/Aaa                  2.20/2.20
Class A-3                $54,600,000         Fixed/Senior           [ ]%(2)                   AAA/Aaa                  3.00/3.00
Class A-4                $32,300,000         Fixed/Senior           [ ]%(2)                   AAA/Aaa                  5.00/5.00
Class A-5                $24,583,000         Fixed/Senior           [ ]%(2)                   AAA/Aaa                  7.84/10.85
Class A-6                $33,100,000       Fixed/Senior NAS         [ ]%(2)                   AAA/Aaa                  6.41/6.63
Class M-1                $17,800,000         Fixed/Mezz             [ ]%(2)                    AA/Aa2                  5.35/5.90
Class M-2                $15,822,000         Fixed/Mezz             [ ]%(2)                     A/A2                   5.34/5.84
Class M-3                 $3,956,000         Fixed/Mezz             [ ]%(2)                     A-/A3                  5.33/5.78
Class B-1                 $3,956,000         Fixed/Mezz             [ ]%(2)                   BBB+/Baa1                5.33/5.73
Class B-2                 $3,956,000         Fixed/Mezz             [ ]%(2)                   BBB/Baa2                 5.33/5.68
-----------------------------------------------------------------------------------------------------------------------------------
                                                 NON-OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
Class B-3                 $3,956,000         Fixed/Mezz             [ ]%(2)                   BBB-/Baa3                  N/A/N/A
Class B-4                 $3,758,000         Fixed/Mezz             [ ]%(2)                   [BB+/Ba1]                  N/A/N/A
-----------------------------------------------------------------------------------------------------------------------------------

1)   Certificate sizes are subject to change (+/- 5%)
2)   The pass-through rate on the Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will increase by
     0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class A-1 Certificates will equal 2x their original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The pass-through rates for the Class M and Class B Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date.







----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

[Graphic Omitted]
JP MORGAN


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


TRANSACTION SUMMARY

Title of Securities:           C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB4

Offered Certificates:          Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
                               Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:      Class B-3, Class B-4, Class X, Class N, and Class R Certificates

Class A or Senior
Certificates:                  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates

Subordinate Certificates:      Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Class M Certificates:          Class M-1, Class M-2 and Class M-3 Certificates

Class B Certificates:          Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Floating Rate Certificates:    The Class A-1 Certificates

Fixed Rate Certificates:       The Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates
                               (the "Senior Fixed Rate Certificates"), and the Subordinate Certificates

Seller:                        Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

Servicer:                      Litton Loan Servicing LP, an affiliate of the Seller

Depositor:                     JP Morgan Acceptance Corp I

Trustee:                       U.S. Bank National Association

Custodian:                     The Bank of New York

Rating Agencies:               Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's")

Lead Underwriter:              J.P. Morgan Securities Inc.

Co-Managers:                   Citigroup Global Markets, Inc. and Blaylock & Partners, LP

Closing Date:                  On or about July [7], 2004

Distribution Date:             25th of each month, or if such day is not a business day, the next succeeding business day, commencing July 25, 2004

Cut-off Date:                  June 1, 2004

Payment Delay:                 With respect to the Fixed Rate Certificates, 24 days.

                               With respect to the Floating Rate Certificates, 0 days.

Day Count:                     With respect to the Fixed Rate Certificates, 30/360.

                               With respect to the Floating Rate Certificates, Actual/360.

Servicing Fee Rate:            0.500% per annum


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

[Graphic Omitted]
JP MORGAN



                                                            2


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
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Trustee Fee Rate:              0.007% per annum

Administrative Fees:           Servicing Fee and Trustee Fee

Denomination:                  $25,000 and multiples of $1 in excess thereof

SMMEA Eligibility:             All Classes will NOT be SMMEA eligible

ERISA Eligibility:             All Senior Certificates may be ERISA eligible.  The Subordinate Certificates will not be ERISA eligible.

Tax Status:                    The Offered Certificates and Class B-3 and Class B-4 Certificates will be treated as REMIC regular interests for federal income tax purposes.





















----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                            3





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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
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STRUCTURE SUMMARY

Structure:                     Senior/Subordinate/Overcollateralization Structure

Pricing Speed:                 Fixed-Rate Mortgage Loans: 23% HEP
                               Adjustable-Rate Mortgage Loans: 4% to 35% CPR for months 1 to 24 and 35% CPR thereafter

Mortgage Loans:                As of the Cut-off Date, the Mortgage Loans consist of 3,283 fixed rate and adjustable-rate, closed end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties with an approximate outstanding principal balance of $395,559,535.

Pass-Through Rate:             On each Distribution Date prior to and including the Optional Termination Date, the Pass-
                               Through Rate for the Offered Certificates and the Class B-3 and Class B-4 Certificates is
                               as follows:

                               The Pass-Through Rate for the Class A-1 and the Fixed Rate Certificates on each Distribution
                               Date will be the lesser of:
                               I.   the related Formula Rate; and
                               II.  the Net WAC Cap for that Distribution Date.

                               The Formula Rate for the Class A-1 Certificates is as follows:
                               o    On or prior to the Optional Termination Date:  1-Month LIBOR plus a margin.
                               o    After the Optional Termination Date:  1-Month LIBOR plus 2x the margin.

                               The Formula Rate for the Fixed Rate Certificates is as follows:
                               o    On or prior to the Optional Termination Date:  the respective fixed-rate coupons.
                               o    After the Optional Termination Date:  the respective Pass-Through Rate plus 0.50%.

Interest Accrual:              Interest will accrue on the Offered Certificates and the Class B-3 and Class B-4 Certificates
                               at the applicable Pass-Through Rate.
                               o    The first accrual period for the Fixed Rate Certificates will begin on June 1, 2004.
                                    Interest will accrue on the Fixed Rate Certificates from and including the first day of each month up to and including the last day of such month preceding the current
                                    Distribution Date, on a 30/360 basis.
                               o    Interest on the Class A-1 Certificates will accrue initially from the Closing Date to
                                    (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                    Date to (but excluding) the current Distribution Date, on an Actual/360 basis.

Principal Payments
for Senior Certificates:       Prior to the Stepdown Date or if a Trigger Event occurs, the Senior Certificates will receive ALL of the principal collected on the mortgage loans plus any Excess Interest from the mortgage loans required to build to or maintain the applicable Targeted
                               Overcollateralization Amount.

                               On or after the Stepdown Date and assuming no Trigger Event is in effect, principal paid to the Senior Certificates will be an amount such that the Senior Certificates will have
                               67.40% of the current balance of the mortgage loans as credit enhancement (which is approximately 2x the initial credit support).




----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                            4


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
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Principal Payments for
Subordinate Certificates:      The Subordinate Certificates will NOT receive any principal payments prior to the
                               Stepdown Date unless the principal balance of the Senior Certificates has been reduced to zero.

                               Thereafter (assuming no Trigger Event is in effect), principal will be shared among the
                               Subordinate Certificates to maintain, in each case, approximately 2x their respective initial credit support.

Principal Remittance
Amount:                        With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the Mortgage Loans and the immediately preceding collection period of:
                                    I.   each payment of principal on a Mortgage Loan due during such collection period and received by the servicer on or prior to the related determination date, including any Advances with respect thereto,
                                   II.   all full and partial principal prepayments received by the servicer during the related prepayment period,
                                  III.   the insurance proceeds and liquidation  proceeds (net of certain expenses)
                                         allocable to principal actually collected by the servicer during the related prepayment period,
                                   IV.   the portion of the purchase price paid in connection with the repurchase of a
                                         Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such prepayment period,
                                    V.   any substitution adjustments received during the related prepayment period, and
                                   VI.   on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Optional Termination:          10% cleanup call based on the Cut-off Date principal balance of the mortgage loans. The
                               Servicer or an affiliate of the Servicer shall have the right to exercise the clean-up call. If the Servicer, or any of its affiliates, exercises the cleanup call, the Offered
                               Certificate holders and the Class B-3 and Class B-4 Certificates holders are entitled to:
                               o   Outstanding principal balance of the Offered Certificates and the Class B-3 and Class B-4 Certificates
                               o   Current interest accrued on such balance at the related Pass-Through Rate
                               o   Interest previously earned but not paid (if any)
                               o   LIBOR Carryover Amount (if any)

Net WAC Cap:                   For any Distribution Date, the Net WAC Cap will equal the weighted average Net Mortgage
                               Interest Rates of the Mortgage Loans weighted on the basis of the principal balance of the Mortgage Loans as of the first day of the related collection period for the Fixed
                               Rate Certificates. The Net WAC Cap is subject to adjustment based on the actual number of days that have elapsed in the related Interest Accrual period for the Floating Rate
                               Certificates.

Net Mortgage
Interest Rate:                 For each Mortgage Loan the applicable mortgage interest rate less the sum of:
                                I. the Servicing Fee Rate, and
                               II. the Trustee Fee Rate.

LIBOR Carryover Amount:        If on any Distribution Date, the Pass-Through Rate for the Floating Rate
                               Certificates is limited by the Net WAC Cap, the excess of (i) the amount of interest the
                               Floating Rate Certificates would have accrued for such Distribution Date based on its
                               Formula Rate, over (ii) the amount of interest the Certificates accrued for such
                               Distribution Date based on the Net WAC Cap,



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                            5


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                                                                                                       COMPUTATIONAL MATERIALS FOR
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                               together with the unpaid portion of any such excess from prior Distribution Date plus interest accrued thereon.

Interest Carry Forward
Amount:                        As of any Distribution Date for any related Certificate the sum of:
                               x.   the excess, if any, of the accrued certificate interest and any Interest Carry
                                    Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and
                               y.   interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

Excess Interest:               Excess Interest, to the extent it is not used for other required purposes, including to absorb realized losses on the mortgage loans, to cover interest shortfalls on the
                               Certificates or to fund any Overcollateralization Deficiency, will be available to make payments of the LIBOR Carryover Amount to the Floating Rate Certificates in an amount equal to any reductions in the amount of interest payable to such holders caused by application of the Net WAC Cap.

Senior Enhancement
Percentage:                    For any Distribution Date is the percentage obtained by dividing
                                x.  the sum of:
                                    I.  the aggregate Certificate Principal Balance of the Subordinate Certificates, and
                                   II.  the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
                                y.  the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Principal Distribution
Amount:                        On any Distribution Date, the lesser of (i) the sum of the outstanding principal balance of the
                               Offered Certificates and the Class B-3 and Class B-4 Certificates and (ii) the sum of the
                               Principal Remittance Amount and any Excess Interest allocable to bonds as principal in order to build or maintain the Targeted Overcollateralization Amount.

Senior Principal
Distribution Amount:           As of any Distribution Date prior to the Stepdown Date or on any Distribution Date thereafter on which a Trigger Event is in effect, the related Senior Principal
                               Distribution Amount will equal 100% of the Principal Distribution Amount until the Senior
                               Certificates are paid in full in accordance with the Priority of Senior Principal
                               Distribution.

                               As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y)
                               the lesser of (A) the product of (i) approximately 67.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period minus the OC Floor.

Priority of Senior
Principal Distribution:        The Senior Principal Distribution Amount will be distributed to the Class A-1 through the Class A-6 Certificates as follows: first to the Class A-6 Certificates in an amount equal to the Class A-6 Lockout Distribution Amount for that Distribution Date, and then the remaining amounts will be paid to the Class A-1, Class A-2, Class A-3, Class
                               A-4, Class A-5 and Class A-6 Certificates, in that order, in each case until paid in full.



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                            6


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
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Class A-6 Lockout
Distribution Amount:           For any Distribution Date, the product of (x) the Class A-6 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-6 Pro Rata
                               Distribution Amount for that Distribution Date. In no event shall the Class A-6 Lockout
                               Distribution Amount for a Distribution Date exceed the Senior Principal Distribution
                               Amount for that Distribution Date or the certificate principal balance of the Class A-6
                               Certificates immediately prior to that Distribution Date.

Class A-6 Pro Rata
Distribution Amount:           For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Senior Certificates immediately prior to that
                               Distribution Date and (y) the Senior Principal Distribution Amount for that Distribution
                               Date.

Class A-6 Lockout
Percentage:

                               ------------------------------------------------------------------------------------------------
                               Distribution Date                                                   Percentage
                               ------------------------------------------------------------------------------------------------
                               July 2004 to June 2007                                                  0%
                               July 2007 to June 2009                                                 45%
                               July 2009 to June 2010                                                 80%
                               July 2010 to June 2011                                                100%
                               July 2011 and thereafter                                              300%
                               ------------------------------------------------- ----------------------------------------------

Class M-1 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any Distribution
                               Date thereafter on which a Trigger Event is in effect, zero if any of the Senior
                               Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                               Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (2) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (1) the product of (x) approximately
                               76.40% and (y) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the Mortgage Loans on the last day of the related collection period minus the
                               OC Floor. The Principal Distribution Amount of the Class M-1 Certificates shall never exceed the outstanding principal balance of the Class M-1 Certificates.

Class M-2 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any Distribution Date thereafter on which a Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding; 100% of the Principal Distribution
                               Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero;
                               (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1 Certificates after distribution of the Senior
                               Principal Distribution Amount and Class M-1 Principal Distribution Amount on the related
                               Distribution Date and (2) the outstanding certificate principal balance of the Class M-2
                               Certificates over (b) the lesser of (1) the product of (x) approximately 84.40% and (y)
                               the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the
                               Mortgage Loans on the last day of the related collection period minus





----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.



[Graphic Omitted]
JP MORGAN



                                                            7


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                               the OC Floor. The Principal Distribution Amount of the Class M-2 Certificates shall never exceed the outstanding principal balance of the Class M-2 Certificates.

Class M-3 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                               Distribution Date thereafter on which a Trigger Event is in effect, zero if any of the
                               Senior Certificates, the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates, the Class M-1 and Class M-2
                               Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1 and
                               Class M-2 Certificates after distribution of the Senior Principal Distribution Amount, the Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution
                               Date and (2) the outstanding certificate principal balance of the Class M-3 Certificates over (b) the lesser of (1) the product of (x) approximately 86.40% and (y) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the
                               Mortgage Loans on the last day of the related collection period minus the OC Floor. The
                               Principal Distribution Amount of the Class M-3 Certificates shall never exceed the outstanding principal balance of the Class M-3 Certificates.

Class B-1 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any Distribution
                               Date thereafter on which a Trigger Event is in effect, zero if any of the Senior
                               Certificates, the Class M-1, the Class M-2 and the Class M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates, the
                               Class M-1, the Class M-2 and the Class M-3 Certificates have been reduced to zero; (ii)
                               on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2 and the Class M-3 Certificates
                               after distribution of the Senior Principal Distribution Amount, the Class M-1, the Class
                               M-2 and the Class M-3 Principal Distribution Amounts on the related Distribution Date and
                               (2) the outstanding certificate principal balance of the Class B-1 Certificates over (b)
                               the lesser of (1) the product of (x) approximately 88.40% and (y) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the Mortgage
                               Loans on the last day of the related collection period minus the OC Floor. The Principal
                               Distribution Amount of the Class B-1 Certificates shall never exceed the outstanding principal balance of the Class B-1 Certificates.

Class B-2 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any Distribution
                               Date thereafter on which a Trigger Event is in effect, zero if any of the Senior
                               Certificates, the Class M-1, the Class M-2, the Class M-3 and the Class B-1 Certificates
                               remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates,
                               the Class M-1, the Class M-2, the Class M-3 and the Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2, the Class M-3
                               and the Class B-1 Certificates after distribution of the Senior Principal Distribution
                               Amount, the Class M-1, the Class M-2, the Class M-3 and the Class B-1 Principal
                               Distribution Amounts on the related Distribution Date and (2) the outstanding certificate principal balance of the Class B-2 Certificates over (b) the lesser of (1) the product of
                               (x) approximately 90.40% and (y) the outstanding aggregate principal balance of the
                               Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the Mortgage Loans on the last day of the related collection period minus the OC Floor. The Principal Distribution Amount of the Class B-2
                               Certificates shall never exceed the outstanding principal balance of the Class B-2
                               Certificates.




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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
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                                                            8


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------





Class B-3 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                               Distribution Date thereafter on which a Trigger Event is in effect, zero if any of the
                               Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1 and the
                               Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1 and
                               the Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class
                               M-1, the Class M-2, the Class M-3, the Class B-1 and the Class B-2 Certificates after distribution of the Senior Principal Distribution Amount, the Class M-1, the Class M-2,
                               the Class M-3, the Class B-1 and the Class B-2 Principal Distribution Amounts on the
                               related Distribution Date and (2) the outstanding certificate principal balance of the
                               Class B-3 Certificates over (b) the lesser of (1) the product of (x) approximately 92.40%
                               and (y) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the Mortgage Loans on the last day of the related collection period minus the OC Floor.
                               The Principal Distribution Amount of the Class B-3 Certificates shall never exceed the outstanding principal balance of the Class B-3 Certificates.

Class B-4 Principal
Distribution Amount:           With respect to any Distribution Date, (i) prior to the Stepdown Date and on any Distribution
                               Date thereafter on which a Trigger Event is in effect, zero if any of the Senior
                               Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2
                               and the Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                               Amount if the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class
                               B-1, the Class B-2 and the Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent a Trigger Event is not in effect, the excess of
                               (a) the sum of (1) the aggregate outstanding certificate principal balance of the Senior
                               Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2
                               and the Class B-3 Certificates after distribution of the Senior Principal Distribution
                               Amount, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2 and the
                               Class B-3 Principal Distribution Amounts on the related Distribution Date and (2) the outstanding certificate principal balance of the Class B-4 Certificates over (b) the lesser of (1) the product of (x) approximately 94.30% and (y) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related collection period and (2) the excess of the aggregate principal balance of the Mortgage Loans on the last day of the related collection period minus the OC Floor. The Principal Distribution
                               Amount of the Class B-4 Certificates shall never exceed the outstanding principal balance of the Class B-4 Certificates.

Excess Cashflow:               On any Distribution Date, the sum of the monthly Excess Interest amount, the Overcollateralization
                               Release Amount and any portion of the Principal Distribution Amount (without duplication)
                               remaining after principal distributions on the Senior and Subordinate Certificates will be applied in the following order of priority:
                                   I.     to fund any remaining applicable accrued certificate interest for such
                                          Distribution Date, pro rata, among the Senior Certificates;
                                  II.     to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;
                                  III.    to fund any remaining accrued certificate interest for such Distribution Date to the Class M-1 Certificates;
                                   IV.    to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;
                                    V.    to fund the related Class M-1 Realized Loss Amortization Amount for such
                                          Distribution Date;
                                   VI.    to fund any remaining accrued certificate interest for such Distribution Date to the Class M-2 Certificates;
                                  VII.    to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;





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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
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                                                            9


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                 VIII.    to fund the Class M-2 Realized Loss Amortization Amount for such Distribution Date;
                                   IX.    to fund any remaining accrued certificate interest for such Distribution Date to the Class M-3 Certificates;
                                    X.    to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;
                                   XI.    to fund the Class M-3 Realized Loss Amortization Amount for such Distribution Date;
                                  XII.    to fund any remaining accrued certificate interest for such Distribution Date to the Class B-1 Certificates;
                                 XIII.    to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;
                                  XIV.    to fund the Class B-1 Realized Loss Amortization Amount for such Distribution Date;
                                   XV.    to fund any remaining accrued certificate interest for such Distribution Date to the
                                          Class B-2 Certificates;
                                  XVI.    to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;
                                 XVII.    to fund the Class B-2 Realized Loss Amortization Amount for such Distribution Date;
                                XVIII.    to fund any remaining accrued certificate interest for such Distribution Date to the
                                          Class B-3 Certificates;
                                  XIX.    to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;
                                   XX.    to fund the Class B-3 Realized Loss Amortization Amount for such Distribution Date;
                                  XXI.    to fund any remaining accrued certificate interest for such Distribution Date to the Class B-4 Certificates;
                                 XXII.    to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;
                                XXIII.    to fund the Class B-4 Realized Loss Amortization Amount for such Distribution Date;
                                 XXIV.    to fund the amount of any LIBOR Carryover Amount to the Class A-1 Certificates, if any;
                                  XXV.    to fund distributions to the holders of the Class N, Class X and Class R
                                          Certificates in the amounts specified in the Pooling and Servicing Agreement.







----------------------------------------------------------------------------------------------------------------------------------
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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


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                                                           10


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------




CREDIT ENHANCEMENT SUMMARY

Stepdown Date:                 The earlier to occur of:
                               I.    the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is zero, and
                              II.    the later to occur of:
                                     a. the Distribution Date in July 2007 and
                                     b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 26.90%

Trigger Event:                 On a Distribution Date, a Trigger Event will be in effect if:
                               I.    the aggregate amount of applied realized loss amounts incurred since the Cut-off
                                     Date through the last day of the related collection period divided by the initial balance of the Mortgage loans exceeds the applicable percentages set forth below with respect to such Distribution Date.

                               ----------------------------------------------------------------------------------------------
                               Distribution Date                                 Percentage
                               ----------------------------------------------------------------------------------------------
                               July 2007 to June 2008                            [2.25]%
                               July 2008 to June 2009                            [3.75]%
                               July 2009 to June 2010                            [5.00]%
                               July 2010 to June 2011                            [5.75]%
                               July 2011 and thereafter                          [6.00]%
                               -----------------------------------------------------------------------------------------------

                              II.    If the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds [49%]
                                     of the Senior Enhancement Percentage.

60+ Day Delinquent Loan:       Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior collection period, two months or more past due and each Mortgage Loan in foreclosure, REO Property and loans in bankruptcy.

Credit Enhancement:            Credit Enhancement will be provided by:
                               1)   Excess Interest
                               2)   Overcollateralization
                               3)   Subordination
                                    o   Class A Certificates are senior to the Class M-1, Class M-2, Class M-3, Class
                                        B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                    o   Class M Certificates are senior to the Class B Certificates and the Class M
                                        Certificates with a lower numerical designation are senior to those Class M
                                        Certificates with a higher numerical designation
                                    o   Class B Certificates with a lower numerical designation are senior to those Class B Certificates with a higher numerical designation

                                                                        Initial Credit Support(1)
                               ----------------------------------------------------------------------------------------------
                               Class                                                              Percentage
                               ----------------------------------------------------------------------------------------------
                               A                                                                      16.30%
                               M-1                                                                    11.80%
                               M-2                                                                     7.80%
                               M-3                                                                     6.80%
                               B-1                                                                     5.80%
                               B-2                                                                     4.80%
                               B-3                                                                     3.80%
                               B-4                                                                     2.85%
                               -----------------------------------------------------------------------------------------------
                               (1) Includes Overcollateralization






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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


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                                                           11


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                                                                                                       Computational Materials for
                                                                                                      C-BASS Series 2004-CB4 Trust
----------------------------------------------------------------------------------------------------------------------------------



                                                                      On or After Stepdown Date(1)
                               -----------------------------------------------------------------------------------------------
                               Class                                                              Percentage
                               -----------------------------------------------------------------------------------------------
                               A                                                                      32.60%
                               M-1                                                                    23.60%
                               M-2                                                                    15.60%
                               M-3                                                                    13.60%
                               B-1                                                                    11.60%
                               B-2                                                                     9.60%
                               B-3                                                                     7.60%
                               B-4                                                                     5.70%
                               ----------------------------------------------- -----------------------------------------------
                               (1) Includes Overcollateralization

Overcollateralization:         If the total principal, balance of the Mortgage Loans in the Trust exceeds the total principal amount of the Offered Certificates and the Class B-3 and Class B-4 Certificates, there is overcollateralization available to absorb losses on the Mortgage Loans before such losses affect the certificates. On the Cut-off Date, the total initial principal balance of the
                               Mortgage Loans will equal approximately $395,559,535, while the total initial principal amount of the Certificates is only $384,287,000. This results in overcollateralization equal to approximately 2.85% of the total initial principal balance of the Mortgage
                               Loans. If the level of overcollateralization falls below what is required under the pooling and servicing agreement, the excess interest will be paid to the Offered
                               Certificates and the Class B-3 and Class B-4 Certificates as principal. This will have the effect of reducing the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the required level of overcollateralization is reached.

Overcollateralization
Deficiency:                    As of any Distribution Date, the excess, if any, of:
                                 I.   the Targeted Overcollateralization Amount for such Distribution Date over
                                II.   the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the
                                      Certificate Principal Balances of all classes of Certificates, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

Targeted
Overcollateralization
Amount:                        As of any Distribution Date:
                                 I.   prior to the Stepdown Date, approximately 2.85% of the initial balance of the
                                      Mortgage Loans, and
                                II.   on and after the Stepdown Date, the lesser of:
                                      x)  2.85% of the initial balance of the Mortgage Loans, and
                                      y)  the greater of:
                                          1)  approximately 5.70% of the balance of the Mortgage Loans as of the last day of the related collection period and
                                          2)  approximately 0.50% of the initial balance of the Mortgage Loans
                                              ("OC Floor").




----------------------------------------------------------------------------------------------------------------------------------
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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


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                                                           12


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


Targeted
Overcollateralization
Stepdown:                      On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "Stepdown."

                               If the Targeted Overcollateralization Amount is permitted to "Stepdown" on a Distribution
                               Date, the Pooling and Servicing Agreement requires that a portion of the Principal
                               Distribution Amount for such Distribution Date NOT be passed through as a distribution of principal on the Offered Certificates and the Class B-3 and Class B-4 Certificates .
                               o     This has the effect of decelerating the amortization of the Certificates relative to the
                                     Pool Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount.
                               o     This portion of the Principal Distribution Amount not distributed as principal on the
                                     Certificates therefore releases overcollateralization from the Trust. The amount of such releases are the "Overcollateralization Release Amounts."

Overcollateralization
Release Amount:                With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of:
                                   I.     the Principal Remittance Amount for such Distribution Date and
                                  II.     the excess, if any, of:
                                          x)   the overcollateralization amount for such Distribution Date, assuming that
                                               100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over
                                          y)   the Targeted Overcollateralization Amount for such Distribution Date

                               With respect to any Distribution Date on which a Trigger Event is in effect, the
                               Overcollateralization Release Amount will be zero.





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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


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                                                           13


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


MORTGAGE POOL SUMMARY(1)

Prepayment Penalty Terms:      Approximately, 63.97% of the Mortgage Loans by principal balance as of the Cut-off
                               Date require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan as shown on the table on page 26.

Advances:                      Subject to certain limitations, the Servicer must advance delinquent payments of principal and interest on the mortgage loans.

                               The Servicer will NOT make any Advances of principal with respect to:
                               o     REO Properties (interest only will be advanced)
                               o     2nd Lien Loans (interest only will be advanced)

Compensating Interest:         The Servicer is obligated to offset any prepayment interest shortfall with respect to any principal prepayments in full, on any Distribution Date, with Compensating Interest to the extent of one-half of its Servicing Fee for each Distribution Date.

Current Loans:                 A Mortgage Loan that was not 30 or more days delinquent as of the Cut-off Date.

Special Hazard Loss
Allocation:                    Special Hazard Losses will be allocated as described in the Pooling and Servicing Agreement, except that if such losses, as of any date of determination, exceed the greater of (i)
                               [1.00]% of the Pool Balance on such date, (ii) two times the amount of the Principal
                               Balance of the largest Mortgage Loan in the mortgage pool and (iii) an amount equal to the aggregate Principal Balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes including the Class N and Class X Certificates pro-rata, based on their respective Certificate Principal Balances. Any allocation of such excess in reduction of a Certificate Principal Balance is referred to as an "Applied Realized Loss
                               Amounts." Any such reduction of a Certificate Principal Balance will not be reversed or reinstated. However, on future Distribution Date, Certificateholders of the related class may receive amounts in respect of prior reductions in the related Certificate Principal
                               Balances. Such subsequent payments will be applied in the reverse of the order set forth above.

Special Hazard Losses:         Special Hazard Losses are generally realized losses that result from direct physical damage to
                               Mortgaged Properties caused by natural disasters and other hazards which (i) are not traditionally covered by hazard insurance policies (such as earthquakes) and (ii) have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

(1)     The collateral information presented in this Series Term Sheet regarding the Mortgage Loans is as of the Cut-off Date.


----------------------------------------------------------------------------------------------------------------------------------
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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

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                                                           14


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                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


Owner-Financed
Mortgage Loans:                Approximately 1.68% of the mortgage loans are Owner-financed  mortgage loans ("Owner-Financed
                               Mortgage Loans"). Owner-financed Mortgage Loans are originated by the individual sellers of the related mortgaged property. The mortgagor under an owner-financed mortgage loan generally does not complete a mortgage loan application and the seller of the related property generally does not verify the income or employment of the related mortgagor. In connection with the acquisition of an Owner-financed Mortgage Loan, the Seller performed the following:
                               o    Obtained and reviewed the credit history and payment history of the mortgagor;
                               o    Calculated the loan-to-value ratio of the mortgage loan at the time of acquisition for underwriting purposes to determine the mortgagor's equity in the related mortgaged property;
                               o    In certain instances, the Seller may have used a previous appraisal if it was completed within one year prior to the Seller's purchase, in which case the Seller generally will require the appraiser to recertify the value in such appraisal; and
                               o    May have obtained a drive-by appraisal, generally within three months of acquisition.







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                                                           15



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                 EXCESS INTEREST OF POOL (PRELIMINARY AND SUBJECT TO CHANGE AT PRICING)

                               ------------------------------------------------------------------------
                                             LIBOR        FORWARD             LIBOR        FORWARD
                                Period        FLAT         LIBOR   Period      FLAT        LIBOR
                               -------------------------------------------------------------------------
                                   1           3.92         3.92    41          1.94          2.10
                               -------------------------------------------------------------------------
                                   2           3.63         3.64    42          1.92          2.09
                               -------------------------------------------------------------------------
                                   3           3.60         3.51    43          1.91          2.07
                               -------------------------------------------------------------------------
                                   4           3.58         3.38    44          1.90          2.06
                               -------------------------------------------------------------------------
                                   5           3.51         3.26    45          1.88          2.05
                               -------------------------------------------------------------------------
                                   6           3.48         3.17    46          1.86          2.06
                               -------------------------------------------------------------------------
                                   7           3.41         2.98    47          1.85          2.05
                               -------------------------------------------------------------------------
                                   8           3.36         2.91    48          1.83          2.04
                               -------------------------------------------------------------------------
                                   9           3.35         2.91    49          1.82          2.02
                               -------------------------------------------------------------------------
                                  10           3.25         2.73    50          1.81          2.01
                               -------------------------------------------------------------------------
                                  11           3.20         2.70    51          1.81          2.01
                               -------------------------------------------------------------------------
                                  12           3.13         2.59    52          1.81          2.01
                               -------------------------------------------------------------------------
                                  13           3.08         2.54    53          1.79          2.03
                               -------------------------------------------------------------------------
                                  14           3.00         2.46    54          1.79          2.02
                               -------------------------------------------------------------------------
                                  15           2.93         2.41    55          1.79          2.02
                               -------------------------------------------------------------------------
                                  16           2.88         2.38    56          1.78          2.01
                               -------------------------------------------------------------------------
                                  17           2.80         2.31    57          1.77          2.04
                               -------------------------------------------------------------------------
                                  18           2.73         2.30    58          1.77          2.04
                               -------------------------------------------------------------------------
                                  19           2.65         2.25    59          1.76          2.03
                               -------------------------------------------------------------------------
                                  20           2.58         2.22    60          1.76          2.03
                               -------------------------------------------------------------------------
                                  21           2.51         2.24    61          1.76          2.02
                               -------------------------------------------------------------------------
                                  22           2.42         2.17    62          1.75          2.02
                               -------------------------------------------------------------------------
                                  23           2.34         2.17    63          1.75          2.01
                               -------------------------------------------------------------------------
                                  24           2.25         2.15    64          1.74          2.01
                               -------------------------------------------------------------------------
                                  25           2.17         2.14    65          1.74          2.00
                               -------------------------------------------------------------------------
                                  26           2.12         2.12    66          1.74          1.99
                               -------------------------------------------------------------------------
                                  27           2.09         2.10    67          1.73          1.99
                               -------------------------------------------------------------------------
                                  28           2.07         2.09    68          1.73          1.98
                               -------------------------------------------------------------------------
                                  29           2.04         2.07    69          1.72          1.97
                               -------------------------------------------------------------------------
                                  30           2.02         2.05    70          1.72          1.97
                               -------------------------------------------------------------------------
                                  31           2.01         2.03    71          1.71          1.96
                               -------------------------------------------------------------------------
                                  32           1.99         2.03    72          1.71          1.95
                               -------------------------------------------------------------------------
                                  33           1.98         2.02    73          1.70          1.94
                               -------------------------------------------------------------------------
                                  34           2.00         2.11    74          1.69          1.94
                               -------------------------------------------------------------------------
                                  35           2.00         2.13    75          1.69          1.93
                               -------------------------------------------------------------------------
                                  36           1.98         2.11    76          1.68          1.92
                               -------------------------------------------------------------------------
                                  37           1.96         2.09    77          1.68          1.91
                               -------------------------------------------------------------------------
                                  38           1.93         2.05    78          1.67          1.90
                               -------------------------------------------------------------------------
                                  39           1.94         2.07    79          1.67          1.90
                               -------------------------------------------------------------------------
                                  40           1.95         2.11    80          1.67          1.90
                               -------------------------------------------------------------------------
                               Assumptions:
                               o    Excess Interest (Interest from CE/beg collateral *1200)
                               o    Calculated at the Pricing Speed
                               o    Priced to Call








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securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
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                                                           16


                                                  COMPUTATIONAL MATERIALS FOR
                                                 C-BASS SERIES 2004-CB4 TRUST
-------------------------------------------------------------------------------




                                  POOL CAP TABLE FOR FLOATING RATE CERTIFICATES

                                                   -------------------------
                                                    Period     Net WAC Cap
                                                                   (%)
                                                   -------------------------
                                                       1             12.14%
                                                   -------------------------
                                                       2              7.05%
                                                   -------------------------
                                                       3              7.05%
                                                   -------------------------
                                                       4              7.28%
                                                   -------------------------
                                                       5              7.05%
                                                   -------------------------
                                                       6              7.28%
                                                   -------------------------
                                                       7              7.04%
                                                   -------------------------
                                                       8              7.04%
                                                   -------------------------
                                                       9              7.80%
                                                   -------------------------
                                                      10              7.04%
                                                   -------------------------
                                                      11              7.28%
                                                   -------------------------
                                                      12              7.04%
                                                   -------------------------
                                                      13              7.28%
                                                   -------------------------
                                                      14              7.05%
                                                   -------------------------
                                                      15              7.05%
                                                   -------------------------
                                                      16              7.28%
                                                   -------------------------
                                                      17              7.05%
                                                   -------------------------
                                                      18              7.29%
                                                   -------------------------
                                                      19              7.05%
                                                   -------------------------
                                                      20              7.05%
                                                   -------------------------
                                                      21              7.81%
                                                   -------------------------
                                                      22              7.06%
                                                   -------------------------
                                                      23              7.30%
                                                   -------------------------
                                                      24              7.06%
                                                   -------------------------
                                                      25              7.30%
                                                   -------------------------
                                                   ASSUMPTIONS:
                                                   o  Calculated at the
                                                      Pricing Speed
                                                   o  To static one-month
                                                      (1.28%) and six month
                                                      (1.85%) LIBOR













------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                       C-BASS 2004-CB4 BREAK-EVEN ANALYSIS

-----------------------------------------------------------------------------------------------------------------------------------
Severity                                                       30%                             40%                             50%
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1
Constant Default Rate (CDR) (1)                           23.6 CDR                        16.0 CDR                        12.1 CDR
Avg. Life (yrs)                                               7.35                            8.74                            9.63
Total Collateral Loss                                       15.03%                          15.67%                          16.08%
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2
Constant Default Rate (CDR) (1)                           15.6 CDR                        11.1 CDR                         8.6 CDR
Avg. Life (yrs)                                               9.16                           10.30                           11.01
Total Collateral Loss                                       11.55%                          12.06%                          12.38%
-----------------------------------------------------------------------------------------------------------------------------------
Class M-3
Constant Default Rate (CDR) (1)                           13.9 CDR                        10.0 CDR                         7.8 CDR
Avg. Life (yrs)                                              12.60                           14.05                           14.90
Total Collateral Loss                                       10.66%                          11.14%                          11.44%
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1
Constant Default Rate (CDR) (1)                           12.4 CDR                         9.0 CDR                         7.0 CDR
Avg. Life (yrs)                                              13.19                           14.45                           15.11
Total Collateral Loss                                        9.82%                          10.26%                          10.47%
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2
Constant Default Rate (CDR) (1)                           11.0 CDR                         8.0 CDR                         6.3 CDR
Avg. Life (yrs)                                              13.70                           14.76                           15.46
Total Collateral Loss                                        8.99%                           9.34%                           9.59%
-----------------------------------------------------------------------------------------------------------------------------------

Assumptions
o        Stepdown fail
o        6 month lag
o        1st dollar loss
o        Run at Pricing Speed
o        P&I Advance
o        Forward curve
o        Bonds are sold at par
o        Run to Maturity

Notes:
(1) Constant Default Rate ("CDR") is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans.














----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           18

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                               BOND SUMMARY TO CALL

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  50%                100%                150%               200%
--------------------------------------------------------------------------------------------------------------------------------
Class A-1
WAL                                 11.36               1.89                1.00                0.68               0.51
Principal Window                Jul04 - Jun23       Jul04 - Jul08       Jul04 - Jul06      Jul04 - Nov05       Jul04 - Jun05
Principal # Months                   228                 49                  25                  17                 12
--------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                                 20.03               4.38                2.20                1.46               1.07
Principal Window                Jun23 - Sep25       Jul08 - Mar09       Jul06 - Nov06      Nov05 - Jan06       Jun05 - Aug05
Principal # Months                   28                   9                   5                  3                   3
--------------------------------------------------------------------------------------------------------------------------------
Class A-3
WAL                                 23.71               6.79                3.00                1.87               1.36
Principal Window                Sep25 - Jun30       Mar09 - Jun14       Nov06 - Jul08      Jan06 - Sep06       Aug05 - Feb06
Principal # Months                   58                  64                  21                  9                   7
--------------------------------------------------------------------------------------------------------------------------------
Class A-4
WAL                                 27.09               12.42               5.00                2.45               1.76
Principal Window                Jun30 - Jul32       Jun14 - Mar19       Jul08 - Dec10      Sep06 - Mar07       Feb06 - Jun06
Principal # Months                   26                  58                  30                  7                   5
--------------------------------------------------------------------------------------------------------------------------------
Class A-5
WAL                                 28.05               14.72               7.84                3.49               2.10
Principal Window                Jul32 - Jul32       Mar19 - Mar19       Dec10 - Jul12      Mar07 - Aug09       Jun06 - Oct06
Principal # Months                    1                   1                  20                  30                  5
--------------------------------------------------------------------------------------------------------------------------------
Class A-6
WAL                                 12.81               7.63                6.41                5.04               2.56
Principal Window                Jul07 - Jul32       Jul07 - Mar19       Sep07 - Jul12      Aug08 - Aug09       Oct06 - May07
Principal # Months                   301                 141                 59                  13                  8
--------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                 24.79               10.02               5.35                4.24               3.57
Principal Window                Aug23 - Jul32       Jun09 - Mar19       Aug07 - Jul12      Mar08 - Aug09       May07 - Feb08
Principal # Months                   108                 118                 60                  18                 10
--------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                 24.79               10.02               5.34                4.01               3.63
Principal Window                Aug23 - Jul32       Jun09 - Mar19       Aug07 - Jul12      Nov07 - Aug09       Feb08 - Feb08
Principal # Months                   108                 118                 60                  22                  1
--------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                 24.79               10.02               5.33                3.91               3.61
Principal Window                Aug23 - Jul32       Jun09 - Mar19       Jul07 - Jul12      Oct07 - Aug09       Jan08 - Feb08
Principal # Months                   108                 118                 61                  23                  2
--------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                                 24.79               10.02               5.33                3.88               3.52
Principal Window                Aug23 - Jul32       Jun09 - Mar19       Jul07 - Jul12      Oct07 - Aug09       Dec07 - Feb08
Principal # Months                   108                 118                 61                  23                  3
--------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                                 24.79               10.02               5.33                3.85               3.42
Principal Window                Aug23 - Jul32       Jun09 - Mar19       Jul07 - Jul12      Sep07 - Aug09       Oct07 - Feb08
Principal # Months                   108                 118                 61                  24                  5
--------------------------------------------------------------------------------------------------------------------------------














----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           19



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------


                                           BOND SUMMARY TO MATURITY

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  50%                100%                150%               200%
--------------------------------------------------------------------------------------------------------------------------------
Class A-1
WAL                                 11.36               1.89                1.00                0.68               0.51
Principal Window                Jul04 - Jun23       Jul04 - Jul08       Jul04 - Jul06      Jul04 - Nov05       Jul04 - Jun05
Principal # Months                   228                 49                  25                  17                 12
--------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                                 20.03               4.38                2.20                1.46               1.07
Principal Window                Jun23 - Sep25       Jul08 - Mar09       Jul06 - Nov06      Nov05 - Jan06       Jun05 - Aug05
Principal # Months                   28                   9                   5                  3                   3
--------------------------------------------------------------------------------------------------------------------------------
Class A-3
WAL                                 23.71               6.79                3.00                1.87               1.36
Principal Window                Sep25 - Jun30       Mar09 - Jun14       Nov06 - Jul08      Jan06 - Sep06       Aug05 - Feb06
Principal # Months                   58                  64                  21                  9                   7
--------------------------------------------------------------------------------------------------------------------------------
Class A-4
WAL                                 27.09               12.43               5.00                2.45               1.76
Principal Window                Jun30 - Aug32       Jun14 - Jul19       Jul08 - Dec10      Sep06 - Mar07       Feb06 - Jun06
Principal # Months                   27                  62                  30                  7                   5
--------------------------------------------------------------------------------------------------------------------------------
Class A-5
WAL                                 28.88               19.68               10.85               3.49               2.10
Principal Window                Aug32 - Jan34       Jul19 - Aug31       Dec10 - Feb22      Mar07 - Oct09       Jun06 - Oct06
Principal # Months                   18                  146                 135                 32                  5
--------------------------------------------------------------------------------------------------------------------------------
Class A-6
WAL                                 12.81               7.65                6.63                6.70               2.56
Principal Window                Jul07 - Nov33       Jul07 - Jun31       Sep07 - Dec21      Aug08 - Mar16       Oct06 - May07
Principal # Months                   317                 288                 172                 92                  8
--------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                 24.94               10.88               5.90                4.61               5.62
Principal Window                Aug23 - Nov33       Jun09 - May28       Aug07 - Oct18      Mar08 - Oct13       May07 - Oct12
Principal # Months                   124                 228                 135                 68                 66
--------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                 24.94               10.81               5.84                4.34               4.23
Principal Window                Aug23 - Oct33       Jun09 - Feb27       Aug07 - Sep17      Nov07 - Feb13       Mar08 - Jul10
Principal # Months                   123                 213                 122                 64                 29
--------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                 24.93               10.73               5.78                4.21               3.82
Principal Window                Aug23 - Aug33       Jun09 - Mar25       Jul07 - May16      Oct07 - Mar12       Jan08 - Nov09
Principal # Months                   121                 190                 107                 54                 23
--------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                                 24.92               10.68               5.73                4.16               3.71
Principal Window                Aug23 - Jul33       Jun09 - Jul24       Jul07 - Dec15      Oct07 - Nov11       Dec07 - Sep09
Principal # Months                   120                 182                 102                 50                 22
--------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                                 24.91               10.60               5.68                4.09               3.58
Principal Window                Aug23 - Jun33       Jun09 - Oct23       Jul07 - May15      Sep07 - Jul11       Oct07 - Jun09
Principal # Months                   119                 173                 95                  47                 21
--------------------------------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           20



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------


         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB4
                                Total Collateral
                                 Summary Report
                                 --------------

Statistical Calculation Date                           2004-06-01

Number of Mortgage Loans                                    3,283
Total Original Principal Balance                      397,830,969
Total Current Principal Balance                       395,559,535

                                                           Average                                Range
Original Principal Balance                                 121,179          $10,800.00 to $1,500,000.00
Current Principal Balance                                  120,487           $9,668.36 to $1,484,118.19

                                              Weighted Average (1)                            Range (1)
Original Term                                           329 months              60 months to 385 months
Remaining Term                                          324 months              56 months to 360 months
Mortgage Rate                                               7.789%                    3.125% to 14.750%
Margin (ARM Only)                                           4.553%                     2.000% to 8.850%
Maximum Rate (ARM Only)                                    12.176%                    8.875% to 17.350%
Minimum Rate (ARM Only)                                     5.487%                    2.250% to 10.350%
Periodic Cap (ARM Only)                                     1.310%                     1.000% to 2.000%
Initial Cap (ARM Only)                                      3.800%                     1.500% to 6.250%
Months to Next Adjustment (ARM Only)                     39 months                3 months to 80 months

Original CLTV Ratio                                         82.01%                     6.85% to 120.15%

FICO Score                                                     644                           467 to 828

                                                   Percent of Pool
Fixed Rate Mortgage Loans                                   88.64%
Adjustable Mortgage Loans                                   11.36%

Six Month Libor (ARM Only)                                  90.78%
Other Indices (ARM Only)                                     9.22%
Balloon Mortgage Loans                                       4.87%

First Liens                                                 94.26%
Second Liens                                                 5.74%

Actuarial Loans                                             97.39%
Interest Only Loans                                          2.61%
Sub-Prime Mortgage Loans                                    87.34%
Owner-financed Mortgage Loans                                1.68%

Prepayment Charges                                          63.97%
Primary Mortgage Insurance                                   8.08%

1) The Weighted Average and Minimum Number are calculated only for adjustable rate mortgage loans that have minimum rates.





----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

[Graphic Omitted]
JP MORGAN



                                                           21

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances
-----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                                              Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     139                   $2,873,622.55                    0.73 %
25,000.01 - 50,000.00                                                547                   21,073,994.64                    5.33
50,000.01 - 75,000.00                                                651                   40,418,740.80                   10.22
75,000.01 - 100,000.00                                               426                   36,918,135.00                    9.33
100,000.01 - 125,000.00                                              359                   40,318,530.93                   10.19
125,000.01 - 150,000.00                                              297                   40,661,936.90                   10.28
150,000.01 - 175,000.00                                              216                   35,080,305.82                    8.87
175,000.01 - 200,000.00                                              145                   27,172,602.61                    6.87
200,000.01 - 225,000.00                                              108                   22,955,459.87                    5.80
225,000.01 - 250,000.00                                               90                   21,434,390.06                    5.42
250,000.01 - 275,000.00                                               61                   15,964,181.70                    4.04
275,000.01 - 300,000.00                                               52                   14,865,090.40                    3.76
300,000.01 - 325,000.00                                               49                   15,273,365.95                    3.86
325,000.01 - 350,000.00                                               39                   13,165,576.22                    3.33
350,000.01 - 500,000.00                                               79                   31,805,695.07                    8.04
500,000.01 - 1,000,000.00                                             24                   14,093,787.94                    3.56
1,000,000.01 or greater                                                1                    1,484,118.19                    0.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                       Mortgage Loan Principal Balances as of Cut-off Date
                       ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Current Mortgage                                               Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     146                   $3,026,604.26                    0.77 %
25,000.01 - 50,000.00                                                548                   21,284,983.78                    5.38
50,000.01 - 75,000.00                                                647                   40,352,825.66                   10.20
75,000.01 - 100,000.00                                               425                   36,911,423.20                    9.33
100,000.01 - 125,000.00                                              365                   41,144,974.94                   10.40
125,000.01 - 150,000.00                                              295                   40,586,285.28                   10.26
150,000.01 - 175,000.00                                              211                   34,362,373.73                    8.69
175,000.01 - 200,000.00                                              145                   27,247,801.68                    6.89
200,000.01 - 225,000.00                                              107                   22,780,316.51                    5.76
225,000.01 - 250,000.00                                               91                   21,709,430.03                    5.49
250,000.01 - 275,000.00                                               60                   15,739,819.22                    3.98
275,000.01 - 300,000.00                                               51                   14,590,152.99                    3.69
300,000.01 - 325,000.00                                               51                   15,911,858.37                    4.02
325,000.01 - 350,000.00                                               38                   12,840,860.05                    3.25
350,000.01 - 500,000.00                                               78                   31,491,918.82                    7.96
500,000.01 - 1,000,000.00                                             24                   14,093,787.94                    3.56
1,000,000.01 or greater                                                1                    1,484,118.19                    0.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %











----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           22

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                                              Current Mortgage Rate
                                              ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Current Mortgage Rate (%)                                 Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                          4                     $616,043.51                    0.16 %
4.000 - 4.999                                                         18                    4,350,310.24                    1.10
5.000 - 5.999                                                        222                   45,066,915.36                   11.39
6.000 - 6.999                                                        459                   75,659,118.74                   19.13
7.000 - 7.999                                                        750                  109,412,399.91                   27.66
8.000 - 8.999                                                        799                   86,108,253.84                   21.77
9.000 - 9.999                                                        528                   46,904,566.23                   11.86
10.000 - 10.999                                                      302                   18,206,963.68                    4.60
11.000 - 11.999                                                      145                    7,253,367.07                    1.83
12.000 - 12.999                                                       43                    1,556,688.46                    0.39
13.000 - 13.999                                                        8                      230,927.43                    0.06
14.000 - 14.999                                                        5                      193,980.18                    0.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                       Remaining Months to Stated Maturity
                                       -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                                 4                     $200,418.47                    0.05 %
61 - 120                                                              68                    3,581,089.32                    0.91
121 - 180                                                            649                   42,421,533.13                   10.72
181 - 240                                                            360                   27,252,496.02                    6.89
241 - 300                                                             63                    7,603,095.05                    1.92
301 - 360                                                          2,139                  314,500,902.66                   79.51
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                            Mortgage Loan Age Summary
                                            -------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0  - 6                                                             2,922                 $351,487,025.73                   88.86 %
7 - 12                                                               180                   26,290,506.45                    6.65
13 - 18                                                               50                    5,232,556.73                    1.32
19 - 24                                                               25                    2,179,846.33                    0.55
25 - 30                                                               22                    2,051,879.19                    0.52
31 - 36                                                               26                    4,021,714.70                    1.02
37 - 42                                                                8                      601,045.65                    0.15
43 - 48                                                                6                      264,627.17                    0.07
49 - 54                                                                4                      338,478.39                    0.09
55 - 60                                                                5                      377,886.40                    0.10
61 or greater                                                         35                    2,713,967.91                    0.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %











----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           23



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                                          Original Loan-to-Value Ratios
                                          -----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Loan-to-Value Ratio (%)                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                                         520                  $23,842,946.59                    6.03 %
25.01 - 30.00                                                         37                    2,436,177.76                    0.62
30.01 - 35.00                                                         33                    2,310,320.44                    0.58
35.01 - 40.00                                                         42                    3,539,025.09                    0.89
40.01 - 45.00                                                         37                    2,954,863.22                    0.75
45.01 - 50.00                                                         47                    6,135,105.74                    1.55
50.01 - 55.00                                                         53                    6,899,169.96                    1.74
55.01 - 60.00                                                         82                    9,537,197.84                    2.41
60.01 - 65.00                                                         98                   13,177,437.38                    3.33
65.01 - 70.00                                                        128                   15,098,000.66                    3.82
70.01 - 75.00                                                        193                   25,434,099.55                    6.43
75.01 - 80.00                                                        576                   84,845,100.89                   21.45
80.01 - 85.00                                                        319                   41,790,929.05                   10.57
85.01 - 90.00                                                        531                   75,371,588.26                   19.05
90.01 - 95.00                                                        325                   49,403,809.47                   12.49
95.01 - 100.00                                                       249                   31,398,210.06                    7.94
100.01 - 105.00                                                        5                      625,543.85                    0.16
105.01 - 110.00                                                        6                      613,916.09                    0.16
110.01 - 115.00                                                        1                      122,380.79                    0.03
120.01 - 125.00                                                        1                       23,711.96                    0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                   Original Combined Loan-to-Value Ratios
                                   --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Combined Loan-to-Value Ratio (%)                 Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                                          53                   $2,479,161.28                    0.63 %
25.01 - 30.00                                                         23                    1,563,433.93                    0.40
30.01 - 35.00                                                         28                    2,174,590.48                    0.55
35.01 - 40.00                                                         38                    3,299,342.22                    0.83
40.01 - 45.00                                                         40                    3,089,322.91                    0.78
45.01 - 50.00                                                         48                    6,209,890.46                    1.57
50.01 - 55.00                                                         55                    7,026,001.11                    1.78
55.01 - 60.00                                                         83                    9,562,067.39                    2.42
60.01 - 65.00                                                         99                   13,212,163.62                    3.34
65.01 - 70.00                                                        130                   15,222,349.06                    3.85
70.01 - 75.00                                                        194                   25,454,882.31                    6.44
75.01 - 80.00                                                        586                   85,653,455.44                   21.65
80.01 - 85.00                                                        334                   42,480,120.65                   10.74
85.01 - 90.00                                                        565                   77,024,922.88                   19.47
90.01 - 95.00                                                        366                   51,287,578.88                   12.97
95.01 - 100.00                                                       622                   48,092,171.66                   12.16
100.01 - 105.00                                                       10                      910,208.83                    0.23
105.01 - 110.00                                                        7                      671,778.79                    0.17
110.01 - 115.00                                                        1                      122,380.79                    0.03
120.01 - 125.00                                                        1                       23,711.96                    0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           24



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                                            Occupancy Status Summary
                                            ------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Occupancy Status                                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                                            2,962                 $361,130,290.84                   91.30 %
Investor                                                             271                   27,602,071.55                    6.98
Secondary                                                             50                    6,827,172.26                    1.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                              Property Type Summary
                                              ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Property Type                                             Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                      2,473                 $280,666,100.66                   70.95 %
2 Family                                                             212                   37,855,362.15                    9.57
PUD                                                                  214                   32,413,391.39                    8.19
Condo                                                                194                   21,866,837.40                    5.53
Townhouse                                                            103                    8,645,206.25                    2.19
Four Family                                                           25                    6,495,144.65                    1.64
Three Family                                                          41                    5,628,583.35                    1.42
Manufactured Housing                                                  18                    1,365,376.66                    0.35
Hi-Rise Condo                                                          3                      623,532.14                    0.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                                      Loan Purpose Summary
                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Purpose Type                                              Mortgage Loans             Balance Outstanding              Loan Group
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                                                           2,231                 $264,874,268.06                   66.96 %
Purchase                                                             863                   99,696,978.27                   25.20
Refinance                                                            189                   30,988,288.32                    7.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %


                                               Documentation Type Summary
                                               --------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Documentation Type                                        Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Full                                                               2,286                 $261,881,581.21                   66.21 %
None                                                                 521                   75,072,474.37                   18.98
Stated Income                                                        395                   50,868,913.46                   12.86
Limited                                                               65                    6,270,519.08                    1.59
Alternative                                                           13                    1,127,479.83                    0.29
Streamlined                                                            3                      338,566.70                    0.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %

                                                  Product Type Summary
                                                  --------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Product Type                                              Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                                                              2,682                 $331,344,801.48                   83.77 %
Fixed Balloon                                                        358                   19,260,787.15                    4.87
3/27 Hybrid ARM                                                      156                   27,313,802.93                    6.91
5/25 Hybrid ARM                                                       86                   16,972,681.98                    4.29
7/23 Hybrid ARM                                                        1                      667,461.11                    0.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           25

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Index Type Summary
                                                   ------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Index Type                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                                                              3,040                 $350,605,588.63                   88.64 %
Six Month Libor                                                      230                   40,808,961.18                   10.32
One Year CMT                                                          10                    3,194,914.42                    0.81
One Year Libor                                                         3                      950,070.42                    0.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %


                                               Geographical Distributions
                                               --------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              Number of                           Aggregate Principal               Percent of
State                                    Mortgage Loans                           Balance Outstanding               Loan Group
----------------------------------------------------------------------------------------------------------------------------------
New York                                            354                                $65,596,454.81                    16.58 %
California                                          317                                 45,756,097.63                    11.57
Florida                                             415                                 45,248,210.65                    11.44
Pennsylvania                                        277                                 27,607,286.82                     6.98
New Jersey                                          130                                 23,696,588.27                     5.99
Virginia                                            113                                 18,433,207.38                     4.66
Massachusetts                                       101                                 17,391,601.03                     4.40
Michigan                                            184                                 16,594,407.46                     4.20
Ohio                                                200                                 16,246,893.10                     4.11
Illinois                                            135                                 14,853,023.45                     3.75
Georgia                                              85                                 11,103,665.18                     2.81
Texas                                               127                                  9,136,823.13                     2.31
Connecticut                                          57                                  7,118,393.11                     1.80
Maryland                                             51                                  7,057,101.47                     1.78
Indiana                                              94                                  6,825,920.73                     1.73
Other                                               643                                 62,893,860.43                    15.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,283                               $395,559,534.65                   100.00 %


                                        Original Prepayment Penalty Term Summary
                                        ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Prepayment Penalty Term (Months)                 Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0                                                                  1,211                 $142,516,576.99                   36.03 %
12                                                                   290                   42,877,536.80                   10.84
24                                                                    93                    6,619,398.28                    1.67
30                                                                     5                      525,523.00                    0.13
36                                                                 1,482                  173,939,008.88                   43.97
48                                                                     1                      103,549.49                    0.03
60                                                                   201                   28,977,941.21                    7.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %








----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           26

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                                                   FICO Score Summary
                                                   ------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
FICO Score                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                                                         13                   $1,063,244.82                    0.27 %
<500                                                                  13                    1,233,395.56                    0.31
501 - 525                                                             50                    5,068,939.54                    1.28
526 - 550                                                            226                   22,646,338.10                    5.73
551 - 575                                                            288                   30,866,853.50                    7.80
576 - 600                                                            314                   33,908,178.65                    8.57
601 - 625                                                            435                   50,429,425.77                   12.75
626 - 650                                                            563                   70,268,187.39                   17.76
651 - 675                                                            571                   66,703,450.01                   16.86
676 - 700                                                            365                   49,289,559.21                   12.46
701 - 725                                                            188                   23,159,236.96                    5.85
726 - 750                                                            132                   21,912,449.88                    5.54
751 - 775                                                             79                   11,772,353.68                    2.98
776 - 800                                                             38                    6,221,769.08                    1.57
801 - 825                                                              7                      983,622.85                    0.25
826 - 850                                                              1                       32,529.65                    0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %


                                               Delinquency Status Summary
                                               --------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Delinquency Status                                        Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
Current                                                            3,283                 $395,559,534.65                  100.00 %
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             3,283                 $395,559,534.65                  100.00 %


                                    Margin of Adjustable Rate Mortgage Loans Summary
                                    ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Margin (%)                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                                         71                  $13,799,572.19                   30.70 %
3.000 - 3.999                                                         15                    4,899,949.26                   10.90
4.000 - 4.999                                                         16                    3,231,662.43                    7.19
5.000 - 5.999                                                         73                   13,521,277.50                   30.08
6.000 - 6.999                                                         47                    6,749,280.40                   15.01
7.000 - 7.999                                                         18                    2,569,980.49                    5.72
8.000 - 8.999                                                          3                      182,223.75                    0.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %




----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           27

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------

                           Next Rate Adjustment Date of Adjustable Rate Mortgage Loans Summary
                           -------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Next Rate Adjustment Date                                 Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
2004-09                                                                1                      $70,238.11                    0.16 %
2004-10                                                                1                      231,488.86                    0.51
2004-12                                                                1                      527,654.75                    1.17
2005-01                                                                1                      128,453.18                    0.29
2005-02                                                                1                      382,867.30                    0.85
2005-03                                                                1                      313,776.25                    0.70
2005-07                                                                2                      233,647.91                    0.52
2005-12                                                                1                      294,756.52                    0.66
2006-01                                                                1                      102,528.09                    0.23
2006-02                                                                1                      140,529.61                    0.31
2006-06                                                                2                      403,860.22                    0.90
2006-07                                                                4                    1,033,526.83                    2.30
2006-09                                                                2                      281,298.91                    0.63
2006-10                                                                3                      697,474.15                    1.55
2006-11                                                                8                    1,597,617.79                    3.55
2006-12                                                                3                      695,079.89                    1.55
2007-01                                                                7                      826,885.53                    1.84
2007-02                                                               24                    3,984,679.77                    8.86
2007-03                                                                9                    2,212,056.03                    4.92
2007-04                                                               91                   15,354,158.47                   34.16
2007-05                                                                1                       72,000.00                    0.16
2007-12                                                                1                      166,855.56                    0.37
2008-04                                                                2                      502,882.21                    1.12
2008-06                                                                1                      322,666.82                    0.72
2008-07                                                                2                      580,404.12                    1.29
2008-09                                                                1                      549,990.90                    1.22
2008-10                                                                1                      368,029.72                    0.82
2008-11                                                                1                       96,000.00                    0.21
2008-12                                                                3                      980,926.88                    2.18
2009-01                                                               20                    3,719,232.25                    8.27
2009-02                                                               43                    6,901,700.87                   15.35
2009-03                                                                1                      259,373.88                    0.58
2009-04                                                                1                      253,843.53                    0.56
2011-02                                                                1                      667,461.11                    1.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %


                                 Maximum Rate of Adjustable Rate Mortgage Loans Summary
                                 ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Maximum Rate (%)                                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                                          1                     $262,416.37                    0.58 %
9.000 - 9.999                                                          2                      571,831.28                    1.27
10.000 - 10.999                                                       16                    4,047,507.62                    9.00
11.000 - 11.999                                                       84                   15,538,295.55                   34.56
12.000 - 12.999                                                       92                   17,678,420.61                   39.33
13.000 - 13.999                                                       26                    4,036,414.39                    8.98
14.000 - 14.999                                                       14                    1,922,287.08                    4.28
15.000 - 15.999                                                        5                      654,528.00                    1.46
16.000 - 16.999                                                        1                      102,528.09                    0.23
17.000 or greater                                                      2                      139,717.03                    0.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %





----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.



[Graphic Omitted]
JP MORGAN



                                                           28

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------


                                 Minimum Rate of Adjustable Rate Mortgage Loans Summary
                                 ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Minimum Rate (%)                                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.999                                                         28                   $8,506,847.41                   18.92 %
2.000 - 2.999                                                         54                    8,816,532.42                   19.61
3.000 - 3.999                                                          1                      255,199.90                    0.57
4.000 - 4.999                                                          9                    2,294,302.93                    5.10
5.000 - 5.999                                                         43                    8,875,213.55                   19.74
6.000 - 6.999                                                         63                   10,209,824.99                   22.71
7.000 - 7.999                                                         31                    4,468,564.97                    9.94
8.000 - 8.999                                                          8                    1,091,822.70                    2.43
9.000 - 9.999                                                          3                      193,392.03                    0.43
10.000 - 10.999                                                        3                      242,245.12                    0.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %


                                  Initial Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
                                  -------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Initial Periodic Rate Cap (%)                             Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
1.500                                                                 12                   $1,903,780.80                    4.23 %
2.000                                                                  8                    2,337,866.82                    5.20
3.000                                                                140                   24,586,656.64                   54.69
5.000                                                                 27                    7,170,770.88                   15.95
5.375                                                                  1                       80,943.32                    0.18
6.000                                                                 54                    8,803,689.45                   19.58
6.250                                                                  1                       70,238.11                    0.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %


                                Subsequent Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
                                ----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Subsequent Periodic Rate Cap (%)                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                                                164                  $30,088,647.96                   66.93 %
1.500                                                                 12                    1,903,780.80                    4.23
2.000                                                                 67                   12,961,517.26                   28.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               243                  $44,953,946.02                  100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           29

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


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2004-CB4 TRUST
-----------------------------------------------------------------------------------------------------------------------------------


                                                          CONTACTS
                                                          --------
---------------------------------------------------------------    --------------------------------------------------------------
               North American ABS - Home Equity                                        Syndicate/Sales Desk
---------------------------------------------------------------    --------------------------------------------------------------
Origination:       Chris Schiavone              834-5372                             Brian McDonald              834-4154
                   Marty Friedman               834-5727                             Randall Outlaw              834-4154
                   Tom Roh                      834-5936                             Stacey Mitchell             834-4154
                   Brian Mendell                834-5029                             David Stern                 834-4154
                   Phillip Chun                 834-5435
                   Kevin Lynn                   834-5412           --------------------------------------------------------------
                                                                                     Asset-Backed Trading
                                                                   --------------------------------------------------------------
                                                                                     Peter Basso                 834-3720
Structuring:       Philip Li                    834-5033                             John Lennon                 834-3720
                   Raj Kothari                  834-5413


---------------------------------------------------------------
                       Rating Agencies
---------------------------------------------------------------
Moody's            Henry Engelken               553-4472
                   Navneet Agarwal              553-3674

S&P                Scott Mason                  438-2539
                   Jane Agarkova                438-1127







      ------------------------------------------------------------------------

                                  Please Direct
                         All Questions and Orders to the
                            Syndicate Desk (x4-4154)

                                 Brian McDonald
                                 Randall Outlaw
                                 Stacey Mitchell
                                   David Stern

      ------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.


[Graphic Omitted]
JP MORGAN



                                                           30
